UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): September 30, 2020

ADDENTAX GROUP CORP.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-206097	35-2521028
(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 5403, Luohu District, Shenzhen City, China 518000	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755 86961 405

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ATXG	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a) Release of Independent Registered Public Accounting Firm

On September 27, 2020, our board of directors resolved to release Pan-China Singapore PAC (“Pan-China”) as our independent accountants. We informed Pan-China of this determination on September 27, 2020, which was effective September 28, 2020.

Pan-China was engaged by us on December 6, 2017 and has rendered reports on our financial statements since the year ended March 31, 2018. Since the fiscal years ended March 31, 2018, 2019 and 2020 and through the date of this form 8-K, Pan-China has neither provided any adverse opinion or qualifications on our financial statements nor had a disagreement with the Company since their engagement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to Pan-China’s satisfaction, would have caused Pan-China to make reference to the subject matter of the disagreement in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within period of the engagement of Pan-China up to the date of release.

We have provided Pan-China with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”). Pan-China has provided a letter to us, dated September 30, 2020 and addressed to the SEC, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

(b) New independent registered public accounting firm

We have engaged B F Borgers CPA PC (“Borgers”) as our independent registered public accounting firm, effective September 28, 2020. The decision to engage Borgers as our independent registered public accounting firm was approved by our board of directors.

During the two most recent fiscal years and through the date of this report, we have not consulted with Borgers regarding any of the following:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements;

2.	the type of audit opinion that might be rendered on the Company’s financial statements by Borgers, in either case where written or oral advice provided by Borgers would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or

3.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Pan-China Singapore PAC dated September 30, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

By:	/s/ Hong Zhida
Name:	Hong Zhida
Title:	Chief Executive Officer

Dated: September 30, 2020

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